UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 12, 2017 (April 27, 2017)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6020
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: This Form 8-K is being amended to clarify the time of the Special Meeting. No other changes have been made to the original filing of this Form 8-K that was filed by the Company with the U.S. Securities and Exchange Commission on May 2, 2017.

Item 8.01.    Other Events

In connection with its special meeting of stockholder scheduled for May 18, 2017 to consider its merger with Tecogen, Inc. (the "Special Meeting"), on April 27, 2017, American DG Energy, Inc. (the "Company"), issued a press release announcing the commencement of mailing a notice of meeting, a definitive proxy statement and a proxy card to each of its stockholders (the “Mailing”). The Special Meeting is scheduled to be held on May 18, 2017, at 1:00 p.m., Eastern Time, at the Company’s principal executive offices at 45 First Avenue, Waltham, Massachusetts 02451, to consider and vote on a proposal to approve the issuance of the shares of common stock, par value $.001 per share, of the Company pursuant to the Agreement and Plan of Merger, dated as of November 1, 2016, as subsequently amended (the “Merger Agreement”), among the Company, Tecogen.ADGE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and American DG Energy Inc. (“ADGE”), pursuant to which Merger Sub will merge with and into ADGE, with ADGE as the surviving entity such that ADGE will become a wholly-owned subsidiary of the Company (the “Merger”). Stockholders of record of the Company at the close of business on April 24, 2017, will be entitled to vote by proxy or in person at the Special Meeting.
 Completion of the Merger is subject to certain conditions, including approval by the Company’s stockholders and other customary closing conditions.
A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
 CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K, or this Current Report, contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates,” “plans” or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example, this Current Report states the date that the Company expects to mail the proxy statement to its stockholders and the date of the Special Meeting. These dates could change and the mailing and/or the date of the Special Meeting could be delayed.
You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company’s other filings with the SEC, including the sections captioned “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017.
Additional Information
This Current Report may be deemed to be solicitation material in respect of the proposed stockholder vote approving the Merger. The Company has filed with the SEC a Registration Statement on Form S-4, which Registration Statement will include a definitive proxy statement of the Company, a definitive proxy statement of ADGE and prospectus of the Company (when available). The Registration Statement was declared effective by the

SEC on April 12, 2017. The Mailing was mailed on or about April 27, 2017, to stockholders of the Company as of April 24, 2017. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus (when available) and other documents that the Company and ADGE file with the SEC from the SEC’s website at www.sec.gov.
 The Company, ADGE, their respective directors and executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Special Meeting at which the Company’s stockholders will have the opportunity to vote on the proposed Merger. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement/prospectus (when available).

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of American DG Energy, Inc. dated April 28, 2017, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 12, 2017	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer